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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    Form 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                         Date of Report: March 14, 2001
               Date of earliest event reported: February 27, 2001

                                SONIC SOLUTIONS
             (Exact name of registrant as specified in its charter)

         California                     72870              93-0925818
(State or other jurisdiction of   (Commission File      (I.R.S. Employer
 incorporation or organization)        Number)         Identification No.)

101 Rowland Way, Suite 110  Novato, CA              94945
(Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:   (415) 893-8000


Exhibit Index on Page 4.

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                      INFORMATION INCLUDED IN THIS REPORT

Item 1, items 3 through 6, and items 8 through 9 Not Applicable.


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On February 27, 2001, Sonic Solutions, a California corporation (the "Registrant") entered into an Asset Purchase Agreement with Daikin Industries, Ltd., a Japanese corporation (the "Seller") whereby on that date the Registrant acquired the Seller's DVD Software Development Business (the "Acquisition"). In return for the assets sold, the Seller received 395,000 shares of Common Stock and 700,000 shares of Preferred Stock of Registrant.

        To determine the consideration paid to the Seller for the Acquisition, the Registrant considered such factors as the value added to the Registrant's business, the potential long-term benefits to the Registrant, and the managerial and technical strengths that would ensue as a result of the Acquisition.

        As a consequence of the Acquisition, the Registrant acquired all the Seller's DVD related products and intellectual property rights. Additionally, the Registrant acquired tangible assets such as furniture, computers and other electronic assets, some of which will continue to be used specifically in the acquired DVD Software Development Business while others will be used in the Registrant's general DVD authoring tool business.

        In connection with the Asset Purchase Agreement, the Registrant and the Seller entered into a fourteen month Distribution Agreement whereby the Seller was appointed as the Registrant's exclusive distributor in Japan. During the term of the Distribution Agreement, the Seller committed to placing minimum purchase orders of 260,000,000 yen of the Registrant's DVD products.

        A finder was paid 100,000 shares of the Registrant's Common Stock in connection with the Acquisition. The finder and the Seller were granted registration rights covering the shares issued in connection with the Acquisition. A further description of the Acquisition is contained in the press release attached as Exhibit 99.1 to this Report.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a) The financial statements will be filed within 60 days after the last date that this Report must be filed with the Securities and Exchange Commission.

        (b) The pro forma financial information will be filed within 60 days after the last date that this Report must be filed with the Securities and Exchange Commission.

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        (c)  EXHIBITS: The following documents are filed as exhibits to this report:


    Exhibit                                   Description
    -------        -------------------------------------------------------------
      2.1          Asset Purchase Agreement between Registrant and Daikin
                   Industries, Ltd., dated as of February 27, 2001

      3.1 Certificate of Determination of Series D Preferred Stock of Sonic Solutions

     10.1 Shareholder Agreement between Registrant and Daikin Industries, Ltd., dated as of February 27, 2001

     10.2 Registration Rights Agreement between Registrant and Daikin Industries, Ltd., dated as of February 27, 2001

     10.3 Consulting Agreement between Registrant and Daikin Industries, Ltd., dated as of February 27, 2001

     10.4 Distribution Agreement between Registrant and Daikin Industries, Ltd., dated as of February 27, 2001

     99.1          Press Release dated February 28, 2001



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Sonic Solutions, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Novato, State of California, on the 14th day of March, 2001.



   SONIC SOLUTIONS

           Signature                                                  Date
           ---------                                                  ----

/s/ Robert J. Doris                                               March 14, 2001
-------------------
    Robert J. Doris
    President and Director (Principal Executive Officer)

/s/ A. Clay Leighton                                              March 14, 2001
--------------------
    A. Clay Leighton
    Senior Vice President of Worldwide Operations and Finance
    and Chief Financial Officer (Principal Financial
    Accounting Officer)

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EXHIBIT INDEX


    Exhibit                                            Description
    -------        -------------------------------------------------------------
      2.1          Asset Purchase Agreement between Registrant and Daikin
                   Industries, Ltd., dated as of February 27, 2001

      3.1 Certificate of Determination of Series D Preferred Stock of Sonic Solutions

     10.1 Shareholder Agreement between Registrant and Daikin Industries, Ltd., dated as of February 27, 2001

     10.2 Registration Rights Agreement between Registrant and Daikin Industries, Ltd., dated as of February 27, 2001

     10.3 Consulting Agreement between Registrant and Daikin Industries, Ltd., dated as of February 27, 2001

     10.4 Distribution Agreement between Registrant and Daikin Industries, Ltd., dated as of February 27, 2001

     99.1          Press Release dated February 28, 2001

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